Vanguard Information Technology Index Fund

Summary Prospectus

December 28, 2009

AdmiralTM Shares

Vanguard Information Technology Index Fund Admiral Shares (VITAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 28, 2009, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s
Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[2]

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.

2 The 2% fee applies only if you redeem shares within one year of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.28%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® US Investable Market Information Technology Index, an index made up of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.

As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund also may sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/ earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular category or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund’s performance largely depends—for better or for worse—on the general condition of that sector. The information technology sector could be adversely affected by overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund’s assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund‘s target index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2009, was 46.65%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.84% (quarter ended June 30, 2007), and the lowest return for a quarter was –25.87% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
		Since
	1 Year	Inception[1]
Vanguard Information Technology Index Fund Admiral Shares
Return Before Taxes	–42.86%	–5.40%
Return After Taxes on Distributions	–42.93	–5.48
Return After Taxes on Distributions and Sale of Fund Shares	–27.76	–4.49
MSCI US IMI/Information Technology
(reflects no deductions for fees, expenses, or taxes)	–42.76%	–5.21%

1 Since-inception returns are from March 25, 2004—the inception date of the Admiral Shares—through December 31, 2008.

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Information Technology Index Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1100, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Admiral Shares
To open and maintain an account	$100,000
To add to an existing account	$100 by check, exchange, wire, or electronic bank transfer
(other than Automatic Investment Plan, which has no
established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Information Technology Index Fund Admiral Shares—Fund Number 5487

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

©2009 The Vanguard Group, Inc. All rights reserved
Vanguard Marketing Corporation, Distributor

SP5487 122009